delaware group ADVISER fundS
Nomura Diversified Income Fund (formerly, Macquarie Diversified Income Fund)

Delaware Group Limited-Term Government Funds
Nomura Limited-Term Diversified Income Fund (formerly, Macquarie Limited-Term Diversified Income Fund)

Voyageur Mutual Funds
Nomura Tax-Free California Fund (formerly, Macquarie Tax-Free California Fund)

(each, a “Fund”)

Supplement to each Fund’s current Summary Prospectus, Statutory Prospectus, and
Statement of Additional Information, as may be amended

On August 12, 2026, each Fund’s Board of Trustees (collectively, the “Board”) approved converting the Fund into an exchange-traded fund (ETF) by the reorganization of the Fund into a corresponding ETF, as listed below, which will be newly created series of Nomura ETF Trust II.

Target Fund	Acquiring Fund
Nomura Diversified Income Fund	Nomura Diversified Income ETF
Nomura Limited-Term Diversified Income Fund	Nomura Limited-Term Diversified Income ETF
Nomura Tax-Free California Fund	Nomura Tax-Free California ETF

The Board approved an Agreement and Plan of Reorganization (Agreement) between each Target Fund and the corresponding Acquiring Fund. The Agreement provides for: (a) the acquisition of all of the assets, less the value of the cash amount that will be distributed to Target Fund shareholders in lieu of fractional shares, and assumption of all of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (Reorganization).

In connection with each Reorganization, shareholders of each Fund will receive ETF shares of the corresponding Acquiring Fund equal in value to the number of shares of the Fund they own, including a cash payment in lieu of fractional shares of the corresponding Acquiring Fund, which cash payment may be taxable.

Importantly, in order to receive shares of an Acquiring Fund as part of a Reorganization, shareholders must hold their shares of a Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund) on the Reorganization Date (as defined below). If shareholders do not hold their shares of a Fund through that type of brokerage account, they will not receive shares of the corresponding Acquiring Fund as part of a Reorganization.

It is anticipated that each Target Fund’s shareholders will receive a Prospectus/Information Statement in November 2026, providing them with information about each Reorganization and each Acquiring Fund. Each Reorganization is expected to take place on or about February 19, 2027 (Reorganization Date). The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of a Target Fund and Acquiring Fund to be necessary or appropriate.

Effective open of business on September 1, 2026, the following will occur:

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Rule 12b-1 fees on all applicable share classes of the Target Funds will be waived.
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No sales charge or contingent deferred sales charge will be imposed on purchases or redemptions (as applicable) of all applicable share classes of the Target Funds.
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Current Letters of Intent under which Class A Shares of the Target Funds were purchased will be considered completed.

Effective open of business on October 15, 2026, the Target Funds will be closed to new investors with the exception of the following:
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Existing shareholders (including shares acquired through the reinvestment of dividends and distributions);
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Brokerage accounts held through financial intermediaries;
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Employer sponsored retirement plans; and
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Fee-based programs sponsored by financial intermediaries.

In anticipation of each Reorganization, each Target Fund will continue to accept purchases, including exchange purchases, from existing shareholders (including reinvested dividends or capital gains) until three (3) business days before the Reorganization Date. Redemptions, including exchange redemptions, into shares of another fund of the Trust will be accepted through the prior business day before the Reorganization Date.

A Prospectus/Information Statement with respect to each Reorganization containing more information about each Acquiring Fund, each Reorganization, the actions that certain shareholders must take in order to participate in the Reorganization, and other key information will be mailed before the consummation of the Reorganization to each Target Fund’s shareholders.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated August 12, 2026.